                                   EXHIBIT 24(C)

                             SPECIAL POWER OF ATTORNEY
                             -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ Walter H. Alford
                                  ------------------------
                                  Walter H. Alford




(SEAL)

                              SPECIAL POWER OF ATTORNEY
                              -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ Rita Bornstein
                                  -------------------------
                                  Rita Bornstein




(SEAL)

                             SPECIAL POWER OF ATTORNEY
                             -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ Alvin R. Carpenter
                                  ----------------------------
                                  Alvin R. Carpenter




(SEAL)

                              SPECIAL POWER OF ATTORNEY
                              -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ Marshall M. Criser
                                  -----------------------------
                                  Marshall M. Criser




(SEAL)

                              SPECIAL POWER OF ATTORNEY
                              -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ Jack B. Critchfield
                                  ------------------------------
                                  Jack B. Critchfield




(SEAL)

                              SPECIAL POWER OF ATTORNEY
                              -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ Remedios Diaz Oliver
                                  ------------------------------
                                  Remedios Diaz Oliver




(SEAL)

                              SPECIAL POWER OF ATTORNEY
                              -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ Allen L. Lastinger, Jr.
                                  ---------------------------------
                                  Allen L. Lastinger, Jr.




(SEAL)

                              SPECIAL POWER OF ATTORNEY
                              -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ Gregory M. Delaney
                                  -----------------------------
                                  Gregory M. Delaney




(SEAL)

                              SPECIAL POWER OF ATTORNEY
                              -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ Clarence V. McKee
                                  ---------------------------
                                  Clarence V. McKee





(SEAL)

                              SPECIAL POWER OF ATTORNEY
                              -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ Charles W. Newman
                                  -------------------------
                                  Charles W. Newman





(SEAL)

                              SPECIAL POWER OF ATTORNEY
                              -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ Hinton F. Nobles, Jr.
                                  ------------------------------
                                  Hinton F. Nobles, Jr.





(SEAL)

                              SPECIAL POWER OF ATTORNEY
                              -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ Charles E. Rice
                                  --------------------------
                                  Charles E. Rice





(SEAL)

                              SPECIAL POWER OF ATTORNEY
                              -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ Frederick H. Schultz
                                  ------------------------------
                                  Frederick H. Schultz





(SEAL)

                              SPECIAL POWER OF ATTORNEY
                              -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ Stewart Turley
                                  ------------------------
                                  Stewart Turley




(SEAL)

                              SPECIAL POWER OF ATTORNEY
                              -------------------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles E. Rice, Allen L. Lastinger, Jr., Charles W. Newman, Hinton F. Nobles, Jr., and Gregory M. Delaney, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Pre-Effective Amendment No. 1 to the Corporation's Registration Statement on Form S-3 (previously filed with respect to Eight Million Shares of Common Stock, $2.00 par value, of the Corporation ("Common Stock") issued by the Corporation pursuant to the Barnett Banks, Inc. Trust under Executive Benefit Plan dated as of December 5, 1996, between the Corporation and U.S. Trust Company of California, N.A. (the "Trust")) and any and all additional amendments (including post-effective amendments) thereto covering the sale of up to an additional 4,000,000 (Four Million) shares of Common Stock which may be issued from time to time pursuant to the Trust, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 1997.



                                  /s/ John A. Williams
                                  --------------------------
                                  John A. Williams





(SEAL)